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                    METLIFE INVESTORS USA INSURANCE COMPANY
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                             EQUITY ADVANTAGE VUL

                    SUPPLEMENT DATED AUGUST 29, 2011 TO THE
                         PROSPECTUS DATED MAY 1, 2011

This supplement revises certain information in the May 1, 2011 prospectus for the Equity Advantage Variable Universal Life Insurance policy issued by MetLife Investors USA Insurance Company. You should read and retain this supplement.

The following replaces the corresponding information appearing in the fee table on page A-11 of the prospectus:

CHARGE                       WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
------                       -----------------------  -----------------------  --------------------------
Guaranteed Minimum
Death Benefit Rider

   Minimum and                      Monthly           $.03 to $.14 per         $.03 to $83.33 per $1,000
   Maximum Charge                                     $1,000 of net amount     of net amount at risk
                                                      at risk

   Charge for a male                Monthly           $.03 per $1,000 of net   $.03 per $1,000 of net
   insured, age 35, in the                            amount at risk           amount at risk
   preferred nonsmoker
   risk class

The foregoing change is effective for Policies with an application date (or an amended application date) of September 26, 2011 or later.